Exhibit 10.24

                                                    Transaction No. 1203-P-01-01

                               PREFERRED MORTGAGE

                               CASINO CRUISE SHIP

                                   ROYAL STAR

     This PREFERRED MORTGAGE made this ____ day of June, 2005, by Royal Star Entertainment, LLC, a Delaware limited liability corporation (the "Mortgagor"), to PDS Gaming Corporation, a Minnesota corporation, (the "Mortgagee").

     WHEREAS, the Mortgagor is the sole owner of the whole of casino cruise ship Royal Star, St. Vincent and the Grenadines Official Number 6695 (IMO Number 8409056) (the "Vessel"), and duly documented in the name of the Mortgagor under the laws and flag of St. Vincent and the Grenadines with its home port of registration Kingstown, St. Vincent and the Grenadines; and

     WHEREAS, the Mortgagor is justly indebted to the Mortgagee in the sum of Twenty-Nine Million Four Hundred Fifty Thousand and No/100ths Dollars ($29,450,000.00), and any and all interest from time to time accruing thereon and to secure the payment of said debt with interest has executed and delivered this preferred mortgage (the "Mortgage"), the Note and the Loan and Security Agreement annexed hereto as Exhibit A, which by this reference are each incorporated herein and made a part hereof as each may be amended, restated, supplemented or otherwise modified from time to time (hereinafter collectively referred to as, the "Loan Agreement"), to the Mortgagee;

     NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

     That in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, and in order to secure the payment of the indebtedness evidenced by the Loan
Agreement according to the terms thereof and the payment of any advancements that shall hereafter be made, and the performance of and compliance with all the covenants, terms and conditions herein and therein, the Mortgagor does by these presents grant, convey, mortgage, pledge, assign, transfer, set over and confirm to the Mortgagee, its respective successors and assigns the whole of

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the Vessel,  together with all its machinery,  masts,  sails,  anchors,  cables, rigging, tackle, apparel, fittings, tools, equipment and all other appurtenances thereunto now, or at any time hereafter, appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel or any part or appurtenance thereof, provided, however, that the Excluded Equipment (as hereinafter defined) shall not constitute a part or appurtenance of the Vessel and shall not be subject to the lien of this Mortgage;

     TO HAVE AND TO HOLD the same unto the Mortgagee, its respective successors and assigns, upon the terms herein set forth to secure the performance and observance of and compliance with the covenants, terms and conditions in the Loan Agreement and this Mortgage.

     PROVIDED, HOWEVER, and these presents are executed and delivered upon the condition that if the Mortgagor, its successors and assigns, shall pay or cause to be paid to the party to the Loan Agreement the principal of the indebtedness aforesaid and interest thereon as and when the same shall become due and payable in accordance with the terms of the Loan Agreement and all other such sums as are or may hereafter become secured by this Mortgage in accordance with the terms hereof, and the Mortgagor shall duly perform, observe and comply fully with the covenants, terms and conditions in the Loan Agreement and in this Mortgage, expressed or implied, to be performed, observed and complied with, then these presents and the rights hereunder shall cease, terminate and be void; otherwise to be and remain in full force and effect.

     IT IS HEREBY  COVENANTED,  DECLARED  AND  AGREED  that the  property  above
described  is  to  be  held  subject  to  the  further  covenants,   conditions,
provisions, terms and uses hereinafter set forth.

                                    Article 1

                        CORPORATE STATUS; ENFORCEABILITY

     The Mortgagor is a limited liability company duly organized under the laws of the State of Delaware and is duly authorized to mortgage the property conveyed hereunder. All corporate action on its part, and all action on the part of its members and managers, for the making and delivering of the Loan


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Agreement  and the  execution  of this  Mortgage  has been duly and  effectively taken. The indebtedness hereby secured is and will be the valid and enforceable obligation of the Mortgagor in accordance with its terms, except as such
enforceability   may  be   limited   by   applicable   bankruptcy,   insolvency,
reorganization,   moratorium  or  similar  laws  affecting  the  enforcement  of creditors' rights generally and by general equitable principles.

                                    Article 2

                                  VESSEL TITLE

     The Mortgagor lawfully owns and is lawfully possessed of the mortgaged property, the Vessel, and the Mortgagor covenants and promises that it will warrant and defend the title and possession thereto and every part thereof for the benefit of the Mortgagee against the claims and demands of all persons whomsoever; and further warrants that the Vessel is free from all encumbrances, claims, unpaid taxes and that there are no liens of any type, or other mortgages on the Vessel other than the lien created by this Mortgage.

                                    Article 3

                         SATISFACTION OF LOAN AGREEMENT

     Mortgagor will pay the principal amount aforesaid, the interest thereupon as stipulated and fulfill, perform, and observe each and every one of the covenants, agreements, and conditions in this Mortgage and in the Loan Agreement.

                                    Article 4

             COMPLIANCE WITH LAWS OF ST. VINCENT AND THE GRENADINES

     (a) The Mortgagor will cause this Mortgage to be duly recorded in accordance with the laws of St. Vincent and the Grenadines.

     (b) The Mortgagor shall comply with and satisfy all the provisions of the laws of St. Vincent and the Grenadines, including without limitation the St. Vincent and the Grenadines Merchant Shipping Act 1982, as amended from time to time (the "SVG Merchant Shipping Act"), in order to establish and maintain this Mortgage as a preferred mortgage thereunder upon the Vessel and upon all renewals,


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additions,  improvements and replacements made in or to the same and will comply with all other requirements in order that the Vessel (i) may remain qualified to engage in the trades and activities permitted under the current endorsements listed in the Vessel's Certificate of Registration and (ii) will not be unreasonably exposed to penalty, forfeiture or capture. Mortgagor will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration or enrollment of the Vessel under the laws and regulations of St. Vincent and the Grenadines and will at all times keep the Vessel duly registered thereunder. All property of every kind and nature which by the provisions hereof is intended to become subject to the lien hereof shall immediately upon the acquisition thereof by the Mortgagor and without any further conveyance or assignment, become and be subject to the lien hereof.

     (c) The Mortgagor represents that the following information required by the Register of Ships of St. Vincent and the Grenadines is accurate as of the date of this Mortgage:

        (1) Identity of the Vessel: The casino cruise ship Royal Star, St. Vincent and the Grenadines Official Number 6695; IMO Number 8409056; 2040 gross tons; 630 net tons; length 63.14 meters; breadth 12.80 meters; moulded depth
4.11 meters.

        (2) Name and address of each party to this Mortgage:

     Mortgagor:

                  Royal Star Entertainment, LLC
                  c/o  Palm Beach Cruise Lines
                  One East 11th Street, Suite 500
                  Riviera Beach, Florida 33404
                  Attention:  Fran X. Murray
                  Telephone:
                  Facsimile:

     Mortgagee:

                  PDS Gaming Corporation
                  6280 Annie Oakley Drive
                  Las Vegas, Nevada 89120
                  Attention:  Simon Burgess
                  Telephone:  702-736-0700
                  Facsimile:   702-740-8696



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        (3) Maximum amount of the direct  obligation:  Twenty-Nine  Million Four
Hundred Fifty Thousand and No/100 United States Dollars (US$29,450,000.00) and any and all interest from time to time accruing thereon.

        (4) Interest Rate and Dates of Payment of Principal and Interest: As stipulated in the Loan Agreement.

        (5) Interest of the Mortgagor in the Vessel: Sole owner of the whole of the Vessel.

        (6) Interest Mortgaged: The whole of the Vessel, together with all its machinery, masts, sails, anchors, cables, rigging, tackle, apparel, fittings, tools, equipment and all other appurtenances thereunto now or at any time hereafter, appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessel or any part or appurtenances thereof.

                                    Article 5

                              RETENTION OF MORTGAGE

     (a) The Mortgagor shall use diligence to keep a certified copy of this Mortgage, as furnished by the Mortgagee, on the Vessel, as required by Section 47 of the SVG Merchant Shipping Act.

     (b) The Mortgagor will cause a notice, reading as follows (or containing such additional information relating to any permitted mortgage that is placed on Vessels as may be approved by the Mortgagee) printed in plan type of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, and framed, to be placed and kept prominently exhibited in the chart room and in the master's cabin of the Vessel if such room and cabin are contained in the Vessel and, if not, where such notices customarily are kept for vessels of the type of the Vessel:

                            "NOTICE OF SHIP MORTGAGE

                This vessel is owned by Royal Star Entertainment, LLC, a Delaware limited liability company, and is covered by a Preferred Mortgage in favor of PDS Gaming Corporation, a Minnesota corporation, a certified copy of which mortgage is kept with this vessel's papers. Under the terms of said mortgage, neither the owner, any charterer, the master or agent of this


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        vessel nor any other person has any right, power or authority to create, incur, or permit to be placed or imposed upon this vessel any lien whatsoever, other than liens for wages of a stevedore when employed directly by the owner, operator, master or agent of the vessel, for wages of the crew in respect of this vessel, general average or for salvage (including contract salvage), liens fully covered by insurance and any deductible applicable thereto, or, to the extent they are liens subordinate to the liens of the said mortgage, other liens incident to current operations or for repairs in respect of this vessel."

     (c) The Mortgagor will not transfer or change the flag or port of documentation of the Vessel without having obtained the prior written consent of the Mortgagee, and any such written consent to any one transfer or change of flag or port of documentation shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag or port of documentation.

                                    Article 6

                                    INSURANCE

     (a) The Mortgagor shall, at its own expense, cause the Vessel to be insured in an amount that shall be at least equal to its full commercial value but not less than 100% of the amount remaining unpaid on said principal sum of the Note annexed hereto as Exhibit A together with accrued interest. Such insurance shall cover marine perils, on hull and machinery, and shall be maintained in the standard forms available in the American or British insurance markets. The Mortgagor shall cause to be maintained protection and indemnity (P&I) insurance or liability insurance in an amount at least equal to the full commercial value of the Vessel. Mortgagor also agrees to carry P&I Pollution coverage, as well as any additional coverage necessary to meet federal or state proof of financial responsibility requirements, if required.

     (b) The Mortgagor shall not do any act or voluntarily suffer or permit any act to be done whereby any insurance is or may be suspended, impaired or defeated and shall not suffer or permit the Vessel to engage in any voyage, or in any operation not permitted under the policy or policies of


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insurance in effect, unless and until the Mortgagor shall first cover the Vessel to the amount herein provided for by insurance, satisfactory to the Mortgagee for such voyage, or operation of the Vessel.

     (c) In the event of any actual, constructive or compromised total loss of the Vessel, such loss shall not be adjusted or compromised without the prior written consent of the Mortgagee, and all insurance or other payments for such shall be paid to the Mortgagor and applied by the Mortgagor in accordance with the terms of the Loan Agreement.

     (d) In the event that any claim or lien is asserted against the Vessel for loss, damage or expense which is covered by insurance required hereunder, and it is necessary for the Mortgagor to obtain a bond or supply other security to prevent arrest of the Vessel or to release the Vessel from arrest on account of such claim or lien, the Mortgagee, on request of the Mortgagor or its agent, may, in the sole discretion of the Mortgagee, assign to any person, firm or corporation executing a surety or guarantee bond or other agreement to save or release the Vessel from such arrest, all right, title and interest of the Mortgagee in and to said insurance covering said loss, damage or expense, as collateral security to indemnify such person, firm or corporation against liability under said bond or other agreement.

     (e) If requested by the Mortgagee at any time and from time to time, the Mortgagor will deliver to the Mortgagee copies of all cover notes, binders, policies and certificates of membership in protection and indemnity associations, and all endorsements and riders amendatory thereof, in respect of insurance maintained in connection with the Vessel.

     (f) All insurance required by this Article 6, except for insurance covering the Mortgagor's liability to the crew of the Vessel, must name each of the Mortgagee and PDS Funding 2004-A, LLC as an additional insured, but without liability for premiums, club calls, assessments, warranties or representations, and, upon and after the occurrence of any default (as described in Article 12 hereof), all amounts of whatsoever nature payable under any insurance must be payable to the Mortgagee and PDS Funding 2004-A, LLC for distribution first in respect of the obligations owing under the Loan Agreement and thereafter to the Mortgagor or others as interest may appear. Mortgagor shall deliver to Mortgagee


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certificates of insurance  together with all necessary  endorsements  evidencing that Mortgagee has been named an additional insured.

                                    Article 7

                                      LIENS

     (a) In due course, and in any event within thirty (30) days after the same becomes due and payable, the Mortgagor will pay or cause to be discharged or make adequate provision for the payment or discharge of all claims or demands which, if not paid or discharged, might result in the creation of a security interest, lien, encumbrance or charge against the Vessel or any income therefrom, and will cause the Vessel to be released or discharged from each such security interest, lien, encumbrance or charge therefor.

     (b) If a libel is filed upon the Vessel or if the Vessel shall be arrested, seized, sequestered or taken into custody by virtue of any proceeding in any court or tribunal or by any government or other authority, the Mortgagor will promptly notify the Mortgagee thereof, and within fifteen (15) days after such libel, arrest, seizure, sequestration, or taking into custody will cause the Vessel to be released and will promptly notify the Mortgagee of such release.

     (c) Neither the Mortgagor, any charterer or any other person has or shall have any right, power or authority to create, incur or permit to be placed or imposed or continued upon the Vessel any lien whatsoever (including any encumbrance or security interest) other than the lien created by this Mortgage and liens for crew's wages or salvage or otherwise arising in the normal course of trading and being regularly settled.

                                    Article 8

                           VESSEL MAINTENANCE; ACCESS

     (a) At all times the Mortgagor shall exercise due diligence to cause the Vessel to be maintained and preserved in as good condition, working order, and repair, as at the date of the execution of this Mortgage, ordinary wear and tear and depreciation excepted. The Mortgagor agrees, following


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request by the Mortgagee, to give the Mortgagee at least ten (10) days notice of actual date and place of any survey of the Vessel in order that the Mortgagee may have representatives present if desired.

     (b) The Mortgagor will at all reasonable times afford the Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the Vessel and her cargo and papers and, at the request of the Mortgagee, the Mortgagor will deliver for inspection copies of any and all contracts and documents relating to the Vessel, whether on board or not. Until an Event of Default has occurred and is continuing, any such inspection shall be conducted at a time and in a manner which does not interfere with the operation of the Vessel and in the ordinary course of the Mortgagor's business.

                                    Article 9

                                      TAXES

     The Mortgagor shall pay and discharge, when due and payable from time to time, all taxes, assessments, penalties, and governmental charges imposed upon the Vessel.

                                   Article 10

                                   POSSESSION

     Subject to Article 12, the Mortgagor may retain and possess the Vessel or charter the Vessel as permitted by law; provided, however, the Mortgagor shall not sell, mortgage, transfer nor change the Vessel's flag or otherwise encumber the Vessel, except as provided by Article 7 hereof, without the written approval of the Mortgagee.

                                   Article 11

                           REQUISITION OF TITLE OR USE

     In the event that the title to or ownership of the Vessel, or the use of the Vessel, shall be requisitioned, purchased or taken by, or the Vessel shall be seized by or forfeited to, any government of any country or any department, agency or representative thereof, pursuant to any present or future law, proclamation, decree, order or otherwise or by any other person or persons, whether or not acting under color of governmental authority, the compensation, purchase price, reimbursement or award for such


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requisition,  purchase,  seizure,  forfeiture  or other  taking  of such  title, ownership or use shall forthwith be and become payable to the Mortgagee. The Mortgagor hereby constitutes and appoints the Mortgagee its true and lawful attorney, for it and in its name, place and stead, from and after a requisition, purchase, seizure, forfeiture, or other taking of such title, and during the continuance thereof, to collect, receipt for, acknowledge the payment of, sue for and execute any documentation or writing that may be necessary or required in order to obtain payment of said compensation, purchase price, reimbursement or award, giving and granting to said attorney full power and authority to do and perform every act and thing whatsoever requisite or necessary to be done in or about the premises as fully and to all intents and purposes as it, the Mortgagor, might or could do if personally present at the doing thereof, with full power of substitution, hereby ratifying and confirming all that its said attorney or substitute shall do or cause to be done by virtue hereof. The Mortgagor shall promptly execute and deliver to the Mortgagee such documents and shall promptly do and perform such acts as in the opinion of the Mortgagee may be necessary or useful to facilitate or expedite the collection by the Mortgagee of such compensation, purchase price, reimbursement or award.

                                   Article 12

                                     DEFAULT

     (a) In the event of (i) the Mortgagor's default of prompt and punctual payment when due in the payment of any interest or principal sum stated in the Note, or (ii) any other "Event of Default" under and as defined in the Loan Agreement shall have occurred and be continuing, then in every such case the entire unpaid principal of and interest on the Loan Agreement may be declared immediately due and payable at the Mortgagee's option without prior notice. If such sums are not paid forthwith, the Mortgagee, at its sole option, may foreclose or enforce this Mortgage lien by suit in rem in admiralty and the Mortgagee shall be entitled to the appointment of a receiver or receivers of the Vessel and mortgaged property and of the revenues thereof. The Mortgagor shall execute any documents requested by the Mortgagee to expedite the foreclosure proceedings. The Mortgagee shall have the right to bid or purchase the Vessel in the foreclosure proceedings.


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     (b) In case the Mortgagee  shall have  proceeded to enforce any right under this Mortgage by foreclosure and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Mortgagee, then the Mortgagor and the Mortgagee shall be restored to their former positions.

     (c) No delay or omission of the Mortgagee in the exercise any right or power accruing upon any default shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence therein; and every power and remedy given herein may be exercised from time to time and as often as may be deemed expedient.

     (d) The remedies in favor of the Mortgagee provided for herein shall not be construed to preclude the Mortgagee in the event of default hereunder from enforcing any other appropriate remedies against the Mortgagor or the Vessel, or from proceeding by suit as the Mortgagee may consider advisable to enforce the payment or performance of any obligation secured hereby.

                                   Article 13

                           ALLOCATION OF SALE PROCEEDS

     Proceeds from any sale shall be applied as follows:

     FIRST. The payment of all expenses and charges, including the cost and expenses of any sale, the expenses of any retaking, attorneys' fees, court costs, and any other expenses or advances made or incurred by the Mortgagee in the protection of its rights or the pursuance of its remedies hereunder.

     SECOND. The payment of any damages or injuries sustained by the Mortgagee occasioned by non-compliance by the Mortgagor with the terms and provisions of this Mortgage, and to furnish indemnity in the proper amount against any other liens or other encumbrances which have or may have priority over those established by this Mortgage.

     THIRD. Payment of the unpaid balance of principal and interest under the terms of the Loan Agreement, and any advances, if any, made by the Mortgagee.

     FOURTH. Payment of any other obligations under the Loan Agreement.


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     FIFTH.  Payment of any surplus to the Mortgagor.  If insufficient funds are realized to satisfy the sums set out above, the Mortgagor shall forthwith pay the Mortgagee the amount of such deficiency.

     In the event the proceeds and the net earnings referred to in this Article should be insufficient to pay the sum total of the amounts specified in paragraphs First through Fourth above, then the Mortgagee, as mortgage creditor, shall have the right to collect and to receive from the Mortgagor, or from any other person or persons who may be chargeable in respect thereof, such amount as will fully pay any remaining deficiency with respect to the amounts specified in paragraphs First through Fourth above.

                                   Article 14

            PREFERRED MORTGAGE STATUS; FILING OF FINANCING STATEMENTS

     No provision of this Mortgage shall be deemed to constitute a waiver by the Mortgagee of the preferred status hereof, and any provision of this Mortgage which would otherwise constitute such a waiver shall to such extent be of no force or effect. The Mortgagor hereby irrevocably authorizes the Mortgagee to file and record financing statements under the Uniform Commercial Code in any jurisdiction where the same may be in force or under any legislation having similar effect for the purpose of perfecting or continuing the perfection of the security interests granted by the Mortgagor to the Mortgagee herein without obtaining the signature of the Mortgagor thereto. The Mortgagor hereby irrevocably authorizes the Mortgagee to execute any such financing statement or similar document in the name of the Mortgagor. Notwithstanding any provisions of this Mortgage or the Loan Agreement to the contrary, the preferred mortgage lien imposed by this Mortgage shall in no event include any gaming equipment owned or leased by Mortgagor and placed on the Vessel (the "Excluded Equipment"); provided, however, Mortgagee does not otherwise possess a security interest in any such equipment created by separate agreement between Mortgagor and Mortgagee or by the proper filing and perfection of a UCC-1 financing statement.



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                                   Article 15

                                    ADVANCES

     Upon written request from the Mortgagee, the Mortgagor will reimburse the Mortgagee promptly for any and all reasonable expenditures which the Mortgagee may from time to time make, lay out or expend in providing such protection in respect of insurance, discharge or purchase of liens, taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorney's fees, necessary translation fees for documents made in a language other than English, and other matters as the Mortgagor is obligated herein to provide, but fails to provide. Such obligation of the Mortgagor to reimburse the Mortgagee shall be an additional indebtedness due from the Mortgagor, secured by this Mortgage, and shall be payable by the Mortgagor on demand. The Mortgagee, though privileged to do so, shall be under no obligation to the Mortgagor to make any such expenditures, nor shall the making thereof relieve the Mortgagor of any default in that respect.

                                   Article 16

                                 OTHER DOCUMENTS

     In the event this Mortgage or the Loan Agreement or any provisions thereof are held invalid, in whole or in part under any present or future law or any decisions of any court having jurisdiction thereof, the Mortgagor shall execute such other or further instruments as in the opinion of counsel for the Mortgagee will carry out the true intent and spirit of this Mortgage. From time to time the Mortgagor shall execute such further assurances as in the opinion of counsel for the Mortgagee may be required more effectually to subject the property herein mortgaged or intended to be mortgaged to the payment of said principal sum required under the terms of the Loan Agreement. Invalidity of any provision hereof shall not impair or defeat the provisions hereof which are valid.

                                   Article 17

                                     NOTICES

     All notices and other communications required or permitted under this Mortgage shall be in writing, shall be sent to the address of the recipient listed in Article 4(c) hereof by personal delivery,


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




telefax, overnight mail or certified mail and shall be effective when received. Any address for notices may be changed by written notice thereof to the other parties as provided in this Article.

                                   Article 18

                SUCCESSORS AND ASSIGNS; THIRD PARTY BENEFICIARIES

     All the covenants, stipulations, and agreements in this Mortgage shall bind and inure to the benefit of the Mortgagor, its successors and assigns, and the Mortgagee, its successors and assigns. Mortgagor may not assign its rights and obligations hereunder without prior written consent of Mortgagee. Mortgagee may assign its rights and obligations hereunder without prior written consent of Mortgagor, including but not limited to, to PDS Funding 2004-A, LLC.

                                   Article 19

                                  GOVERNING LAW

     This Mortgage and all the rights and obligations of the parties hereunder and their successors and assigns shall be governed by the laws of St. Vincent and the Grenadines, including any treaties and conventions to which St. Vincent and the Grenadines is a signatory and without giving effect to its conflict of law rules. Each of the parties irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by a party hereto arising out of or based upon this Mortgage, except for an in rem action against the Vessel, shall exclusively be brought in the United States District Court located in Clark County, Nevada ("District of Nevada"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in the District of Nevada, and any claim that any such action or proceeding brought in the District of Nevada has been brought in an inconvenient forum, (iii) submits to the exclusive jurisdiction of the District of Nevada in any suit, action or proceeding, and
(iv) agrees that the losing party shall pay to the prevailing party the reasonable attorneys' fees and reasonable expenses incurred by the prevailing party in such action. If for any reason the District of Nevada lacks jurisdiction over a matter arising out of or based upon this Mortgage, excluding any in rem action against the Vessel, the District Court for the State of Nevada in Clark County, Nevada ("Nevada State Court") shall then have exclusive jurisdiction and all other provisions of this Article shall remain valid and enforceable in such court. Mortgagor covenants and agrees that, so long as it shall be obligated under this Mortgage, it shall maintain an office in Palm Beach, Florida and agrees that in any action or proceeding brought against it service may be made by mailing a copy of any summons or other legal process in any such action or proceeding to it at such office. Mortgagor shall promptly notify the Mortgagee of any change in such office.

                                   Article 20

                                  COUNTERPARTS

     This Mortgage may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                   Article 21

                                   ACCEPTANCE

     The Mortgagee declares that it accepts the mortgage hereby created in its favor under the terms above set forth.

                                   Article 22

                            INFORMATION FOR RECORDING

     For the purposes of recording this Mortgage as required by Section 43(1) of the SVG Merchant Shipping Act, the total amount of this Mortgage is Twenty-Nine Million Four Hundred Fifty Thousand and No/100 United States Dollars (US$29,450,000.00) and interest and performance of mortgage covenants. The final maturity date of principal and interest is [August 1, 2009] and the discharge amount is the same as the total amount.

                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage the day and year first above written.

                                           MORTGAGOR

                                           ROYAL STAR ENTERTAINMENT, LLC

                                           By:
                                              ----------------------------
                                           Title:
                                                 -------------------------

                                 ACKNOWLEDGMENT

STATE OF FLORIDA                            ss.
                                            ss.  ss.
COUNTY OF                                   ss.

         On this _________ day of _______________________, 2005, before me the undersigned Notary Public, personally appeared ________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence), who being duly sworn, did depose and say that he resides at ______________________________________, that he is the ___________ of Royal Star Entertainment, LLC, the limited liability corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Member(s) of said company; and that he signed his name thereto by like order.

                                           Notary Public in and for Florida
                                           My Commission Expires:
                                                                -----------

[Notarial Seal]

                                           MORTGAGEE'S ACCEPTANCE
                                           ----------------------
                                           PDS GAMING CORPORATION

                                           By:
                                              --------------------
                                           Title:
                                                 -----------------
                                           ATTEST:
                                           By:
                                              --------------------

                                 ACKNOWLEDGMENT

STATE OF NEVADA                             ss.
                                            ss.  ss.
COUNTY OF                                   ss.
------------------------------------

         On this _________ day of _______________________, 2005, before me the undersigned Notary Public, personally appeared ________________________________________________, personally known to me (or proved to me on the basis of satisfactory evidence), who being duly sworn, did depose and say that he resides at ______________________________________, that he is the ___________ of PDS Gaming Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said company; and that he signed his name thereto by like order.

                                           Notary Public in and for Nevada
                                           My Commission Expires:
                                                                 ---------

[Notarial Seal]